UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2019
DARÉ BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260
San Diego, CA 92122
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 19, 2019, Daré Bioscience, Inc. ("Daré") received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC ("Nasdaq") notifying Daré that it has not regained compliance with the minimum bid price rule in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) by December 18, 2019. The letter also states that, unless Daré requests an appeal, Daré’s securities will be delisted from The Nasdaq Capital Market and will be suspended at the opening of business on December 30, 2019.
In the Current Report on Form 8-K filed on November 18, 2019, Daré reported that it was not in compliance with Nasdaq Listing Rule 5550(b) (the “Stockholders’ Equity Rule”) because it reported less than $2.5 million in stockholders’ equity as of September 30, 2019. On December 26, 2019, Daré received a letter from the Staff notifying Daré that it had not regained compliance with the Stockholders’ Equity Rule and that such non-compliance serves as an additional basis for delisting Daré’s securities as described above.
On December 26, 2019, Daré’s appeal was submitted to Nasdaq, which stays the delisting and suspension of Daré’s securities pending the decision of the Nasdaq Hearings Panel (the “Panel”). At the hearing, Daré intends to present its views and its plans to regain compliance with both the Minimum Bid Price Rule and with the Stockholders’ Equity Rule to the Panel. There can be no assurance that Daré will obtain an extension period from the Panel within which to regain compliance with either or both rules, or, if the Panel grants such an extension period, that Daré will be able to evidence compliance with the either or both rules before the extension period expires. It is Daré’s understanding that the Panel typically issues its decision within 30 days after the hearing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.
Dated: December 26, 2019	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer